EXHIBIT 24

POWER OF ATTORNEY

FORM 10-K

YEAR ENDED JUNE 30, 2005

The undersigned does hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, her true and lawful attorneys-in-fact, either of whom acting alone is hereby authorized for her and in her name and on her behalf as a director of Cadmus Communications Corporation (the “Company”), to act and to execute any and all instruments as such attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

The undersigned does hereby ratify and confirm all her said attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of July, 2005.

/s/ Martina L. Bradford
Martina L. Bradford

POWER OF ATTORNEY

FORM 10-K

YEAR ENDED JUNE 30, 2005

The undersigned does hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, his true and lawful attorneys-in-fact, either of whom acting alone is hereby authorized for him and in his name and on his behalf as a director of Cadmus Communications Corporation (the “Company”), to act and to execute any and all instruments as such attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

The undersigned does hereby ratify and confirm all his said attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 15th day of August, 2005.

/s/ Thomas E. Costello
Thomas E. Costello

POWER OF ATTORNEY

FORM 10-K

YEAR ENDED JUNE 30, 2005

The undersigned does hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, his true and lawful attorneys-in-fact, either of whom acting alone is hereby authorized for him and in his name and on his behalf as a director of Cadmus Communications Corporation (the “Company”), to act and to execute any and all instruments as such attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

The undersigned does hereby ratify and confirm all his said attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of July, 2005.

/s/ Robert E. Evanson
Robert E. Evanson

POWER OF ATTORNEY

FORM 10-K

YEAR ENDED JUNE 30, 2005

The undersigned does hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, his true and lawful attorneys-in-fact, either of whom acting alone is hereby authorized for him and in his name and on his behalf as a director of Cadmus Communications Corporation (the “Company”), to act and to execute any and all instruments as such attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

The undersigned does hereby ratify and confirm all his said attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 28th day of July, 2005.

/s/ G. Waddy Garrett
G. Waddy Garrett

POWER OF ATTORNEY

FORM 10-K

YEAR ENDED JUNE 30, 2005

The undersigned does hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, his true and lawful attorneys-in-fact, either of whom acting alone is hereby authorized for him and in his name and on his behalf as a director of Cadmus Communications Corporation (the “Company”), to act and to execute any and all instruments as such attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

The undersigned does hereby ratify and confirm all his said attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 24th day of July, 2005.

/s/ Keith Hamill
Keith Hamill

POWER OF ATTORNEY

FORM 10-K

YEAR ENDED JUNE 30, 2005

The undersigned does hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, his true and lawful attorneys-in-fact, either of whom acting alone is hereby authorized for him and in his name and on his behalf as a director of Cadmus Communications Corporation (the “Company”), to act and to execute any and all instruments as such attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

The undersigned does hereby ratify and confirm all his said attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 30th day of July, 2005.

/s/ Edward B. Hutton, Jr.
Edward B. Hutton, Jr.

POWER OF ATTORNEY

FORM 10-K

YEAR ENDED JUNE 30, 2005

The undersigned does hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, his true and lawful attorneys-in-fact, either of whom acting alone is hereby authorized for him and in his name and on his behalf as a director of Cadmus Communications Corporation (the “Company”), to act and to execute any and all instruments as such attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

The undersigned does hereby ratify and confirm all his said attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of July, 2005.

/s/ Thomas C. Norris
Thomas C. Norris

POWER OF ATTORNEY

FORM 10-K

YEAR ENDED JUNE 30, 2005

The undersigned does hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, his true and lawful attorneys-in-fact, either of whom acting alone is hereby authorized for him and in his name and on his behalf as a director of Cadmus Communications Corporation (the “Company”), to act and to execute any and all instruments as such attorney deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

The undersigned does hereby ratify and confirm all his said attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 28th day of July, 2005.

/s/ James E. Rogers
James E. Rogers